UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2021
Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

	Delaware		001-34249	95-0725980
	(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

	1912 Farmer Brothers Drive	Northlake	Texas	76262
(Address of Principal Executive Offices) (Zip Code)

		682	549-6600
(Registrant’s Telephone Number, Including Area Code)

None
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of Each Class		Trading Symbol(s)	Name of Each Exchange on Which Registered
	Common Stock, $1.00 par value		FARM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report on Form 8-K, at the 2021 Annual Meeting of Stockholders of Farmer Bros. Co., a Delaware corporation (the “Company”), held on December 15, 2021 (the “Annual Meeting”), the Company’s stockholders approved an amendment (the “Plan Amendment”) to the Farmer Bros. Co. Amended and Restated 2017 Long-Term Incentive Plan (the “Plan”), which Plan Amendment (i) increases the number of shares of common stock, par value $1.00 per share (the “Common Stock”), available for grant under the Plan by 1,500,000 additional shares of Common Stock and (ii) allows the Company to utilize awards to attract and incentivize non-employee consultants.

A summary of the material terms of the Plan Amendment and the Plan is set forth on pages 51-60 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on October 27, 2021, as amended by Amendment No. 1 on November 12, 2021 (collectively, the “Proxy Statement”), and is incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to the text of the Plan Amendment, a copy of which is filed hereto as Exhibit 10.1, and the full text of the Plan, filed as Exhibit 10.73 to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2020 filed with the SEC on February 5, 2021, which are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company: (i) elected Allison Boersma, Stacy Loretz-Congdon, Alfred Poe, John Robinson and Waheed Zaman to serve as directors of the Company for a one-year term of office expiring at the Company's 2022 Annual Meeting of Stockholders and until their successors are elected and duly qualified; (ii) approved the Plan Amendment; (iii) approved the amendment to the Amended and Restated Certificate of Incorporation, including an increase in the number of shares of Common Stock authorized for issuance (the “Certificate of Amendment”); (iv) ratified the selection of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022; and (v) approved, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers.

There were 18,081,234 shares of Common Stock entitled to 18,081,234 votes, and 14,700 shares of Series A Convertible Participating Cumulative Perpetual Preferred Stock, $1.00 par value, entitled to 440,990 votes, for a total of 18,522,224 votes, outstanding and entitled to vote at the Annual Meeting, and a total of 15,209,289 votes (82.11%) were represented at the Annual Meeting.

Set forth below, with respect to each such proposal, are the number of votes cast for, against, withheld or number of abstentions and number of broker non-votes.

Proposal No. 1 – To elect five directors to the Board of Directors of the Company for a one-year term of office expiring at the Company’s 2022 Annual Meeting of Stockholders and until their successors are elected and duly qualified:

DIRECTOR NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
Allison M. Boersma	10,256,166	2,746,383	2,206,740
Stacy Loretz-Congdon	10,575,623	2,426,926	2,206,740
Alfred Poe	10,256,137	2,746,411	2,206,740
John D. Robinson	10,577,607	2,424,941	2,206,740
Waheed Zaman	10,011,809	2,990,739	2,206,740

Proposal No. 2 – To approve the Plan Amendment:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,491,195	3,797,129	714,225	2,206,740

Proposal No. 3 – To approve the Certificate of Amendment:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,660,863	2,636,196	705,490	2,206,740

Proposal No. 4 – To ratify the selection of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
14,197,842	304,509	706,937	0

Proposal No. 5 – Advisory (non-binding) vote to approve the compensation paid to the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,015,620	4,120,935	1,865,994	2,206,740

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Amendment to Farmer Bros. Co. Amended and Restated 2017 Long-Term Incentive Plan
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    December 16, 2021

FARMER BROS. CO.

By:	/s/ Scott R. Drake
Scott R. Drake
Chief Financial Officer (principal financial officer)